Exhibit 99.1

AVCtechnologies Announces Significant Debt Reduction and Increased Equity Float from Conversion of Debentures, and Renewed Focus on Additional Investment in Cloud Technology

ATLANTA, Georgia, September 16, 2021– American Virtual Cloud Technologies, Inc. (Nasdaq: AVCT) (“AVCtechnologies” or the “Company”) announced today that as a result of the decision by the Company’s Board of Directors to explore strategic alternatives announced April 7, 2021, the Board has authorized the Company to focus its strategy on acquisitions and organic growth in its cloud technologies business as well as to explore strategic opportunities for its IT solutions business, including the planned divestiture of Computex Technology Group (Computex). The process that was established upon receipt of the previously announced non-binding proposal did not result in the submission of a definitive offer. The Company believes that the change will allow the Company to optimize resource allocation, focus on core competencies, and improve its ability to invest in areas of maximal growth potential. The Company expects that the proceeds from any potential sale transaction will be used to further deleverage the balance sheet and provide working capital.

AVCtechnologies acquired Kandy, a cloud-based, real-time communications platform offering proprietary UCaaS, CPaaS, and CCaaS capabilities, in December 2020 amidst increasing demand by businesses shifting their operations to cloud-based infrastructure, security, and communications, the pace of which has been accelerated by the COVID-19 pandemic. The Kandy platform also includes pre-built customer engagement tools based on WebRTC technology that provide secure, highly scalable, white-labeled services to a comprehensive roster of globally recognized customers, including AT&T, City of Los Angeles, IBM, and Etisalat.

Darrell J. Mays, AVCtechnologies CEO, said, “We are excited to pursue this next step in our comprehensive plan for acquisitive and organic growth, as well as enhance the focus of the Kandy business to meet the needs of its customers.”

Additionally, AVCtechnologies is pleased to announce that it has completed the conversion of $133.9 million of outstanding debentures into 38.8 million common shares which have been registered for resale, significantly increasing its equity float. The planned debenture conversion was previously announced on July 22, 2021.

“Both the decision by the Board to actively seek strategic acquisitions to complement Kandy’s cloud platform and the completed debentures conversion underscores our commitment to ensuring our goals are aligned with the shareholders’ best interests as we work to drive the business forward,” said Larry Mock, Chairman of the Board at AVCtechnologies.

About American Virtual Cloud Technologies, Inc.

American Virtual Cloud Technologies, Inc. (“AVCtechnologies”; Nasdaq: AVCT) is a premier global IT solutions provider offering a comprehensive bundle of services including unified cloud communications, managed services, cybersecurity, and enhanced connectivity. Our mission is to provide global technology solutions with a superior customer experience. In 2020, American Virtual Cloud Technologies, Inc., acquired Computex Technology Group and Kandy Communications. For more information, visit https://www.avctechnologies.com.

About Computex Technology Solutions, an AVCtechnologies company

Computex Technology Solutions is an award-winning solutions provider that enables its clients to grow, differentiate and evolve their business via innovative and proven technology. Computex combines over 30 years of hands-on experience with unparalleled processes to deliver enterprise networking, cloud, and cybersecurity data center solutions, as well as managed services, to meet customers’ unique IT, business, and budgetary goals. To learn more, please visit: https://computex.net ..

About Kandy, an AVCtechnologies company

Kandy is a cloud-based, real-time communications platform offering proprietary UCaaS, CPaaS, and CCaaS capabilities. Kandy enables service providers, enterprises, software vendors, systems integrators, partners and developers to enrich their applications and services with real-time contextual communications, providing a more engaging user experience. With Kandy, companies of all sizes and types can quickly embed real-time communications capabilities into their existing applications and business processes. For more information, visit https://kandy.io.

Caution Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s plans to divest Computex Technology Group and to identify and/or complete suitable acquisitions, and planned future growth. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements, including as a result of the uncertainty associated with being able to identify, evaluate and complete any strategic transaction, the impact of any strategic transaction that may be pursued on the Company’s business, including its financial and operating results and its employees and clients. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which the Company operates; the Company’s substantial indebtedness; risks associated with the potential effects of COVID-19 on the Company’s business; risks that the recently-acquired Kandy Communications business will not be integrated successfully; ability to retain key personnel; the potential impact of consummation of the Kandy Communications acquisition on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and those factors discussed in the Company’s amended annual report on Form 10-K filed with the SEC on May 14, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this report. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact

Thomas King

info@avctechnologies.com

+1 (404) 239-2863